UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

VERTIV HOLDINGS CO
Exact name of registrant as specified in its charter

Delaware	001-38518	81-2376902
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

505 N. Cleveland Ave., Westerville, Ohio 43082
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2025, Vertiv Holdings Co (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format via live webcast. Of the 381,105,178 shares of the Company’s Class A common stock outstanding and entitled to vote at the Annual Meeting, 318,096,879 shares (or 83.46%), constituting a quorum, were represented in person (online) or by proxy at the Annual Meeting.

Set forth below are the final voting results for the three proposals submitted to a vote of the stockholders at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to stockholders on April 25, 2025.

Proposal 1: Stockholders elected ten directors to the Company’s Board of Directors, each for a term of one year expiring at the Company’s 2026 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, based on the following votes:

Director Nominee	For	Withhold	Broker Non-Votes
David M. Cote	255,953,121	24,364,137	37,779,621
Giordano Albertazzi	276,264,051	4,053,207	37,779,621
Joseph J. DeAngelo	264,326,601	15,990,657	37,779,621
Joseph van Dokkum	150,399,045	129,918,213	37,779,621
Roger Fradin	256,147,078	24,170,180	37,779,621
Jakki L. Haussler	272,165,032	8,152,226	37,779,621
Jacob Kotzubei	129,422,220	150,895,038	37,779,621
Matthew Louie	272,968,226	7,349,032	37,779,621
Edward L. Monser	263,609,761	16,707,497	37,779,621
Steven S. Reinemund	269,145,080	11,172,178	37,779,621

Proposal 2: Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
244,385,386	35,308,326	623,546	37,779,621

Proposal 3: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
301,240,902	16,336,962	519,015	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2025	Vertiv Holdings Co

/s/ Stephanie Gill
Name: Stephanie Gill
Title: Chief Legal Counsel and Corporate Secretary